JPMORGAN FUNDS


PROSPECTUS MAY 1 2004


JPMORGAN U.S. EQUITY FUNDS
SELECT SHARES
CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Capital Growth Fund                                             1
Disciplined Equity Fund                                         7
Diversified Fund                                               13
Dynamic Small Cap Fund                                         20
Equity Growth Fund                                             26
Equity Income Fund                                             32
Growth and Income Fund                                         38
Mid Cap Equity Fund                                            44
Mid Cap Value Fund                                             50
Small Cap Equity Fund                                          56
Small Cap Growth Fund                                          62
U.S. Equity Fund                                               68
U.S. Small Company Fund                                        74
U.S. Small Company Opportunities Fund                          80
The Funds' Management and Administration                       85
How Your Account Works                                         88
     Buying Fund Shares                                        88
     Selling Fund Shares                                       89
     Exchanging Fund Shares                                    90
     Other Information Concerning the Funds                    90
     Distributions and Taxes                                   91
Risk and Reward Elements                                       92
Financial Highlights                                           98
How To Reach Us                                        BACK COVER

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the

Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994       -1.31%
1995       22.24%
1996       24.64%
1997       23.88%
1998        5.93%
1999       13.23%
2000       14.60%
2001       -3.76%
2002      -27.71%
2003       36.64%

BEST QUARTER 4th quarter, 1998               17.56%
--------------------------------------------------
WORST QUARTER 3rd quarter, 1998             -19.49%

* The Fund's performance for the period before the Select Class Shares was launched on 1/25/96 is based on the performance of the Fund's Class A Shares which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 36.64            4.29            9.30

Return After Taxes on Distributions                 35.91            3.00            7.51

Return After Taxes on Distributions
  and Sale of Fund Shares                           24.74            3.20            7.34
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         42.71            2.01            9.40
-----------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                 35.41            2.18            8.24

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.40
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.89
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.54
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.61)
--------------------------------------------------
NET EXPENSES(2)                               0.93

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.93% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 95        427        782      1,783

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high perceived potential reward compared to perceived potential risk

-    possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       31.98%
1999       18.02%
2000      -11.11%
2001      -12.14%
2002      -24.98%
2003       29.45%

BEST QUARTER 4th quarter, 1998               22.83%
--------------------------------------------------
WORST QUARTER 3rd quarter, 2001             -15.97%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/31/97 to 9/10/01. Returns for the period 1/3/97 (commencement of operations) to 12/31/97 reflect the performance of the institutional feeder (whose investment program was identical to that of the Select Class Shares). During this period the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the institutional feeder.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 29.45           (2.19)           6.57

Return After Taxes on Distributions                 29.24           (2.67)           6.05

Return After Taxes on Distributions and
  Sale of Fund Shares                               19.38           (2.10)           5.43
-----------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         28.68           (0.57)           7.58
-----------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   24.81           (1.08)           6.50

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.25
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.30
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(1)            0.80
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.05)
--------------------------------------------------
NET EXPENSES(2)                               0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 4/30/05. Net expenses are not expected to exceed 0.67% for Select Class Shares due to contractual caps on other classes of shares which require Fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 77        250        439        985

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-    52% medium- and large-cap U.S. equity securities

-    35% U.S. and foreign fixed income investments

-    10% foreign equity securities

-    3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bond.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund.

Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994       0.60%
1995      26.47%
1996      13.42%
1997      18.47%
1998      18.29%
1999      13.87%
2000      -4.24%
2001      -5.89%
2002     -13.22%
2003      20.90%

BEST QUARTER 4th quarter, 1998               13.39%
--------------------------------------------------
WORST QUARTER 3rd quarter, 2002             -11.01%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/94 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 20.90            1.49            8.09

Return After Taxes on Distributions                 20.45            0.31            6.44

Return After Taxes on Distributions and
  Sale of Fund Shares                               13.74            0.60            6.07
-----------------------------------------------------------------------------------------
FUND BENCHMARK
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         21.20            2.62            9.28
-----------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         28.68           (0.57)          11.07
-----------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   19.94            2.96            8.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.55
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.29
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.09
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.11)
--------------------------------------------------
NET EXPENSES(2)                               0.98


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.98% of its average daily net assets through 4/30/06. Net expenses are not expected to exceed 0.91% for Select Class Shares due to contractual caps on other classes of shares which require Fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                100        324        579      1,308

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, utilizes a combination of disciplined portfolio construction and bottom-up stock selection. Disciplined portfolio construction includes maintaining sector weights in the Fund that are closely aligned with the sector weights of the benchmark index, the S&P SmallCap 600/BARRA Growth Index. Bottom-up stock selection includes three key elements of analysis: fundamentals, valuation and investment timeliness. In the analysis of fundamentals, the adviser focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and relatively high rate of return on invested capital. The adviser seeks companies with sustainable revenue growth, margin expansion and earnings growth. In valuation analysis, the adviser focuses on several valuation metrics, including price-to-earnings versus expected earnings-per-share growth rate and enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA). In timeliness analysis, the adviser utilizes technical indicators, such as relative price strength and trading volume characteristics, to control for risk and determine an appropriate time to buy.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998      13.46%
1999      30.19%
2000      11.91%
2001     -13.92%
2002     -22.47%
2003      39.04%

BEST QUARTER 4th quarter, 1999               24.06%
--------------------------------------------------
WORST QUARTER 1st quarter, 2001             -20.75%

* The Fund's performance for the period before the Select Class Shares was launched on 4/5/99 is based on the performance of the Fund's Class A Shares, which is invested in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 39.04            6.22           11.46

Return After Taxes on Distributions                 39.04            5.41           10.82

Return After Taxes on Distributions and
  Sale of Fund Shares                               25.38            5.10            9.90
-----------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         37.32            6.67            7.35
-----------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   44.74            6.16            6.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.65
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.38
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.28
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.18)
--------------------------------------------------
NET EXPENSES(2)                               1.10

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses of 1.10% through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                112        388        685      1,529

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVES
The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that is greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

-    market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994      -0.90%
1995      25.78%
1996      20.52%
1997      37.20%
1998      41.38%
1999      31.85%
2000     -23.65%
2001     -18.86%
2002     -28.03%
2003      20.75%

BEST QUARTER 4th quarter, 1998               27.40%
--------------------------------------------------
WORST QUARTER 2nd quarter, 2002             -19.25%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003


                                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 20.75           (6.63)           7.54

Return After Taxes on Distributions                 20.75           (7.63)           6.89

Return After Taxes on Distributions and
  Sale of Fund Shares                               13.49           (5.57)           6.63
-----------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         29.75           (5.11)           9.21
-----------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   26.97           (5.53)           7.77

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.50
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.45
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.20
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.20)
--------------------------------------------------
NET EXPENSES(2)                               1.00

(1) "Other expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102        361        640      1,437

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings stability and value within the universe of primarily income-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks capital appreciation by targeting companies with relative earnings stability. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The adviser seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1994      -3.37%
1995      33.72%
1996      17.87%
1997      31.05%
1998      26.20%
1999      13.06%
2000      -3.85%
2001     -12.43%
2002     -21.06%
2003      23.76%

BEST QUARTER 4th quarter, 1998               18.89%
--------------------------------------------------
WORST QUARTER 3rd quarter, 2002             -19.25%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003


                                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 23.76           (1.44)           8.89

Return After Taxes on Distributions                 23.23           (3.09)           7.93

Return After Taxes on Distributions
  and Sale of Fund Shares                           16.03           (1.61)           7.64
-----------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                30.03            3.56           11.87
-----------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   25.84            2.22            9.19

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.40
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.45
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.10
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.20)
--------------------------------------------------
NET EXPENSES(2)                               0.90

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 92        330        587      1,322

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the

Fund is in vesting for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      -3.41%
1995      27.55%
1996      19.86%
1997      30.07%
1998      14.50%
1999       8.52%
2000       0.86%
2001     -11.81%
2002     -17.47%
2003      26.78%

BEST QUARTER 2nd quarter, 2003              17.82%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002            -17.98%


* The Fund's performance for the period before the Select Class Shares was launched on 1/24/96 is based on the performance of the Fund's Class A Shares, which is invested in the same portfolio of securities, but which is not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 26.78            0.20            8.31

Return After Taxes on Distributions                 26.53           (1.31)           6.23

Return After Taxes on Distributions and
  Sale of Fund Shares                               17.65           (0.28)           6.41
-----------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         31.79            1.95           10.55
-----------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   28.00            1.20           10.05

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(1 (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.40
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(2)                             0.35
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)    (0.10)
--------------------------------------------------
NET EXPENSES(3)                               0.90

(1) The Fund has a master/feeder structure as described under The Funds' Management and Administration later in this prospectus. This table shows the Select Class expenses and its share of master portfolio expenses, expressed as a percentage of average daily net assets.

(2) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 92        308        543      1,216

JPMORGAN MID CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The adviser emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the

Fund is in vesting for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      -1.89%
1995      24.68%
1996       7.41%
1997      15.01%
1998      16.23%
1999      25.06%
2000      14.74%
2001      -3.96%
2002     -13.39%
2003      32.29%

BEST QUARTER 4th quarter, 1998              22.51%
-------------------------------------------------
WORST QUARTER 3rd quarter, 1998            -19.48%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 32.29            9.56           10.73

Return After Taxes on Distributions                 31.38            7.02             N/A(1)

Return After Taxes on Distributions and
  Sale of Fund Shares                               21.60            7.17             N/A(1)
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         40.06            7.23           12.18
-----------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   36.59            7.89           10.95

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.65
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEE                       0.25
OTHER EXPENSES(1)                             0.24
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.14
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.14)
--------------------------------------------------
NET EXPENSES(2)                               1.00

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) The Fund has entered into a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 12/31/03, net expenses of the Select Class Shares were 0.90%.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return for Select Class Shares and your actual costs may be higher or lower.

                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102        348        614      1,374

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998      19.77%
1999      13.87%
2000      35.28%
2001       9.91%
2002       2.90%
2003      30.34%

BEST QUARTER 4th quarter, 1998               17.96%
--------------------------------------------------
WORST QUARTER 3rd quarter, 1998             -11.06%

* The Select Class Shares was launched on 10/31/01. The Fund's performance from 11/13/97 (commencement of operations) to 10/31/01 (for the table) and from 11/13/97 through 12/31/01 (for the bar chart) is based on the performance of the Fund's Institutional Class Shares, which invests in the same portfolio of securities, but which is not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 30.34           17.82           18.64

Return After Taxes on Distributions                 30.11           14.69           15.99

Return After Taxes on Distributions and
  Sale of Fund Shares                               19.90           13.51           14.72
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         38.07            8.73            8.67
-----------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   39.08            9.41            7.55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.70
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.29
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.24
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.24)
--------------------------------------------------
NET EXPENSES(2)                               1.00


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses of 1.00% through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102        370        658      1,479

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, utilizes a combination of disciplined portfolio construction and bottom-up stock selection. Disciplined portfolio construction includes maintaining sector weights in the Fund that are closely aligned with the sector weights of the benchmark index, the S&P SmallCap 600 Index. Bottom-up stock selection includes three key elements of analysis: fundamentals, valuation and investment timeliness. In the analysis of fundamentals, the adviser focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and relatively high rate of return on invested capital. The adviser seeks companies with sustainable revenue growth, margin expansion and earnings growth. In valuation analysis, the adviser focuses on several valuation metrics, including price-to-earnings versus expected earnings-per-share growth rate and enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA). In timeliness analysis, the adviser utilizes technical indicators, such as relative price strength and trading volume characteristics, to control for risk and determine an appropriate time to buy. The adviser combines growth and value investing.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      54.04%
1996      29.18%
1997      18.15%
1998       3.71%
1999      14.37%
2000      14.80%
2001      -5.68%
2002     -16.87%
2003      37.07%

BEST QUARTER 4th quarter, 1998               19.51%
--------------------------------------------------
WORST QUARTER 3rd quarter, 1998             -21.04%

* The Fund's performance for the period before the Select Class Shares was launched on 5/7/96 is based on the performance of the Fund's Class A Shares, which invests in the same portfolio of securities, but which is not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                 37.07            7.13           15.14

Return After Taxes on Distributions                 37.07            5.88           14.16

Return After Taxes on Distributions and
  Sale of Fund Shares                               24.10            5.64           13.20
-----------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
  OR TAXES)                                         38.79            9.67           13.31
-----------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   40.90            9.39           12.40

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/20/94. Performance for the indexes is from 12/31/94.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.65
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEE                       0.25
OTHER EXPENSES(1)                             0.22
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.12
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.27)
--------------------------------------------------
NET EXPENSES(2)                               0.85

(1) "Other expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 87        329        591      1,339

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of equity securities that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad-based securities markets indexes, and Lipper Small-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998         14.86%
1999         46.54%
2000         -7.79%
2001        -10.90%
2002        -40.22%
2003         40.11%

BEST QUARTER 4th quarter, 2001     36.36%
----------------------------------------
WORST QUARTER 3rd quarter, 2001   -34.71%

* The Select Class Shares was launched on 10/31/01. The Fund's performance from 11/14/97 (commencement of operations) to 10/31/01 (for the table) and from 11/14/97 through 12/31/01 (for the bar chart) is based on the performance of the Fund's Institutional Class Shares, which invests in the same portfolio of securities, but which are not being offered in this prospectus. During these periods, the actual returns of the Select Class Shares would have been lower than those shown because the Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                                               PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  40.11           0.13            2.73

Return After Taxes on Distributions                                  40.11          (2.35)           0.52

Return After Taxes on Distributions and Sale of Fund Shares          26.07          (1.03)           1.29
---------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  47.25           7.13            5.68
---------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  48.54           0.86            0.92
---------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    44.74           6.16            4.97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/14/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.80
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                            23.91
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES              24.96
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)   (23.86)
--------------------------------------------------
NET EXPENSES(2)                               1.10


(1) "Other Expenses" are based on the expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses of 1.10% through 4/30/05, and 2.10% thereafter through 4/30/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR      3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       112          561     1,037      2,352

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -0.61%
1995        32.48%
1996        21.06%
1997        28.41%
1998        24.45%
1999        14.69%
2000        -6.61%
2001        -9.43%
2002       -26.62%
2003        32.42%

BEST QUARTER 4th quarter, 1998      21.33%
-----------------------------------------
WORST QUARTER 3rd quarter, 2002    -18.10%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/94 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  32.42          (1.17)           9.16

Return After Taxes on Distributions                                  32.22          (2.39)           6.16

Return After Taxes on Distributions and Sale of Fund Shares          21.23          (1.45)           6.44
---------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  28.68          (0.57)          11.07
---------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    24.81          (1.08)           9.27

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.40
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.27
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               0.92
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.13)
--------------------------------------------------
NET EXPENSES(2)                               0.79

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.79% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXPENSE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR      3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        81          280       497      1,119

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the management team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -5.89%
1995        31.86%
1996        20.75%
1997        22.75%
1998        -5.49%
1999        44.00%
2000        -9.80%
2001        -8.96%
2002       -20.48%
2003        39.72%

BEST QUARTER 4th quarter, 1999      34.68%
-----------------------------------------
WORST QUARTER 3rd quarter, 2001    -22.61%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/94 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*


                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  39.72           5.61            8.61

Return After Taxes on Distributions                                  39.67           5.19            6.43

Return After Taxes on Distributions and Sale of Fund Shares          25.87           4.69            6.23
---------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  47.25           7.13            9.47
---------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    40.90           9.39           11.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                              0.60
DISTRIBUTION (RULE 12b-1) FEES               NONE
SHAREHOLDER SERVICE FEES                     0.25
OTHER EXPENSES(1)                            0.26
-------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES              1.11
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)   (0.10)
-------------------------------------------------
NET EXPENSES(2)                              1.01

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.01% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          103        343       602      1,343

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 90-95.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalization of no more $2.5 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by highly motivated and talented management that seeks to sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000(R) Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998            5.21%
1999           61.63%
2000          -21.63%
2001          -24.77%
2002          -32.82%
2003           28.13%

BEST QUARTER 4th quarter, 1999       42.58%
------------------------------------------
WORST QUARTER 3rd quarter, 2001     -32.13%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares launched on 9/10/01 is based on the performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 6/16/97 (commencement of operations) to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)


                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  28.13          (3.89)          0.33

Return After Taxes on Distributions                                  28.13          (4.32)         (0.18)

Return After Taxes on Distributions and Sale of Fund Shares          18.28          (3.33)          0.13
--------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  48.54           0.86           1.95
--------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    44.74           6.16           5.94

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operation on 6/16/97. Performance of the indexes is from 6/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.60
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.83
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               1.68
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.66)
--------------------------------------------------
NET EXPENSES(2)                               1.02

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.02% of its average daily net assets through 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.


                                 1 YEAR      3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        104          465       851      1,932

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Equity Growth and Equity Income Funds are series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Mid Cap Equity Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

The Growth and Income Fund is also a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio or take other action. (Except where indicated, and as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 12/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                   %
-----------------------------------------
CAPITAL GROWTH FUND                  0.40
-----------------------------------------
DISCIPLINED EQUITY FUND              0.29
-----------------------------------------
DIVERSIFIED FUND                     0.44
-----------------------------------------
DYNAMIC SMALL CAP FUND               0.61
-----------------------------------------
EQUITY GROWTH FUND                   0.35
-----------------------------------------
EQUITY INCOME FUND                   0.30
-----------------------------------------
GROWTH AND INCOME FUND               0.40
-----------------------------------------
MID CAP EQUITY FUND                  0.65
-----------------------------------------
MID CAP VALUE FUND                   0.50
-----------------------------------------
SMALL CAP EQUITY FUND                0.65
-----------------------------------------
SMALL CAP GROWTH FUND                0.00
-----------------------------------------
U.S. EQUITY FUND                     0.40
-----------------------------------------
U.S. SMALL COMPANY FUND              0.60
-----------------------------------------
U.S. SMALL COMPANY
OPPORTUNITIES FUND                   0.28

THE PORTFOLIO MANAGERS CAPITAL GROWTH FUND
The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the adviser's small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Timothy J. Devlin, Vice President of JPMIM, Nanette Buziak, Vice President of JPMIM, and Terance Chen, Vice President of JPMIM. Mr. Devlin is a portfolio manager in the U.S. Equity Group with 15 years of industry experience. A JPMIM employee since 1996, Mr. Devlin is responsible for product management and client servicing across the U.S. equity strategies. Ms. Buziak is a portfolio manager in the U.S. Equity Group with 7 years of industry experience. A JPMIM employee since 1997, Ms. Buziak is responsible for the daily implementation and management of structured equity strategies. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position.

DIVERSIFIED FUND

The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrick Jakobson, Vice President of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

DYNAMIC SMALL CAP FUND

The portfolio management team is led by Juliet Ellis, Managing Director of JPMIM and CFA, and Juan Hartsfield, Vice President of JPMIM. Ms. Ellis has worked for JPMIM or one of its affiliates since 1987 as an analyst and portfolio manager. Mr. Hartsfield is an analyst in the U.S. Small-Cap/Mid-Cap Equity Group. Mr. Hartsfield, an employee since 2000, is responsible for the consumer and industrial sectors. Prior to joining the firm, he worked as a management consultant at Booz Allen & Hamilton from 1999 to 2000.

EQUITY GROWTH FUND

The portfolio management team is led by Marc L. Baylin, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM. Prior to joining JPMIM in 2002, Mr. Baylin worked for T. Rowe Price as both an analyst and a portfolio manager. Prior to joining JPMIM in 2003, Mr. Devulapally worked for T. Rowe Price as a specialized analyst in technology and telecommunications.

EQUITY INCOME FUND
The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors since joining JPMIM in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney.

GROWTH AND INCOME FUND

The portfolio management team is led by Mr. Simon and Ms. Hart. Information on Mr. Simon and Ms. Hart are discussed earlier in this prospectus.

MID CAP EQUITY FUND

The portfolio management team is led by Messrs. Simon and Jones. Information on Messrs. Simon and Jones is discussed earlier in this prospectus.

MID CAP VALUE FUND

The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CFA. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.

SMALL CAP EQUITY FUND
The portfolio management team is led by Ms. Ellis and Mr. Hartsfield. Information on Ms. Ellis and Mr. Hartsfield are discussed earlier in this prospectus.

SMALL CAP GROWTH FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM, and Mr. Parton. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Parton is discussed earlier in this prospectus.

U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

U.S. SMALL COMPANY FUND

The management team is led by Christopher T. Blum, Vice President of JPMIM or one its affiliates, since 2001, and Dennis S. Ruhl, Vice President of JPMIM or one its affiliates, since 1999. Previously, Mr. Blum worked for Pomona Capital from 1999 to 2000, as a research analyst. Prior to 1999, Mr. Blum worked for JPMIM or one of its affiliates in the U.S. Structured Equity Group.


U.S. SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is co-led by Messrs. Shapiro and Parton. Information on Messrs.Shapiro and Parton are discussed earlier in this prospectus.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Mid Cap Value Fund, Small Cap Growth Fund and Growth and Income Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives an annual fee of 0.10% as a percentage of each Fund's average daily net assets for the Mid Cap Value Fund and Small Cap Growth Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets plus 0.025% of average daily net assets over $25 billion.

The Trusts and the Corporation, as applicable, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsbility of its Board of Trustees or Board of Directors, as applicable. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your invest ment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL
Federal law requires a fund to obtain, verify and record an accountholder's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the accountholder's identity. The fund may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If the fund is unable to verify the accountholder's identity after an account is established, the fund may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the accountholder.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in Septem ber 2001 may purchase Select Class Shares without regard to this minimum.

SELLING FUND SHARES
When you sell your shares, you will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You can sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your investment representative or financial service firm which Fund you want to sell. He or she will send all necessary documents to the JPMorgan Funds Service Center. Your investment representative or financial service firm may charge you a fee for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

ABUSIVE TRADING The Capital Growth Fund, Disciplined Equity Fund, Diversified Fund, Dynamic Small Cap Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Equity Fund, U.S. Small Company Fund and U.S. Small Company Opportunities Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may result in dilution in the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of the Funds' and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund, Mid Cap Equity Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                 AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities     - The Funds can take advantage    - The Funds segregate liquid
  before issue or for delayed       of attractive transaction         assets to offset leverage risk
  delivery, it could be exposed     opportunities
  to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise   - The Funds could realize gains   - The Funds generally avoid
  a Fund's brokerage and            in a short period of time         short-term trading, except to
  related costs                                                       take advantage of attractive
                                  - The Funds could protect           or unexpected opportunities or
- Increased short-term capital      against losses if a stock is      to meet demands generated by
  gains distributions could         overvalued and its value          shareholder activity
  raise shareholders' income        later falls
  tax liability. Such an
  increase in transaction costs
  and/or tax liability, if not
  offset by gains from
  short-term trading, would
  reduce a Fund's returns.

RISK AND REWARD ELEMENTS

                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                 AND REWARD
ETFS AND OTHER
INVESTMENT COMPANIES
- If a Fund invests in shares     - Helps to manage smaller cash    - Absent an exemptive order
  of another investment             flows                             of the Securities and
  company, shareholders would                                         Exchange Commission (the
  bear not only their             - Investing in ETFs offers          "SEC"), a Fund's investments
  proportionate share of the        instant exposure to an index      in other investment companies,
  Fund's expenses, but also         or a broad range of markets,      including ETFs, are subject
  similar expenses of the           sectors, geographic regions       to the percentage limitations
  investment company                and industries                    of the Investment Company
                                                                      Act of 1940 ("1940 Act")(1)
- The price movement of an
  ETF may not track the                                             - An SEC exemptive order
  underlying index, market,                                           granted to various iShares
  sector, regions or                                                  funds (which are ETFs) and
  industries and may result in                                        their investment adviser
  a loss                                                              permits each Fund to invest
                                                                      beyond the 1940 Act limits,
                                                                      subject to certain terms and
                                                                      conditions, including a
                                                                      finding of the Funds' Board
                                                                      that the advisory fees
                                                                      charged by the adviser are
                                                                      for services that are in
                                                                      addition to, and not
                                                                      duplicative of, the advisory
                                                                      services provided to those
                                                                      ETFs

                                                                    - An SEC exemptive order
                                                                      permits each Fund to invest
                                                                      its uninvested cash, up to
                                                                      25% of its assets, in one or
                                                                      more affiliated money market
                                                                      funds if the adviser waives
                                                                      and/or reimburses its
                                                                      advisory fee from the Fund
                                                                      in an amount sufficient to
                                                                      offset any doubling up of
                                                                      investment advisory,
                                                                      shareholder servicing and
                                                                      administrative fees


(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                 AND REWARD
DERIVATIVES

- Derivatives such as futures,    - Hedges that correlate well      - The Funds use derivatives for
  options, swaps and forward        with underlying positions can     hedging and for risk
  foreign currency contracts(1)     reduce or eliminate losses at     management (i.e., to
  that are used for hedging the     low cost                          establish or adjust exposure
  portfolio or specific                                               to particular securities,
  securities may not fully        - The Funds could make money        markets or currencies); risk
  offset the underlying             and protect against losses if     management may include
  positions and this could          management's analysis proves      management of a Fund's
  result in losses to a Fund        correct                           exposure relative to its
  that would not have otherwise                                       benchmark.; all Funds except
  occurred                        - Derivatives that involve          for Disciplined Equity Fund,
                                    leverage could generate           Diversified Fund, U.S. Equity
- Derivatives used for risk         substantial gains at low cost     Fund, U.S. Small Company Fund
  management or, for certain                                          and U.S. Small Company
  Funds, to increase the Fund's                                       Opportunities Fund, may also
  gain may not have the                                               use derivatives in an effort
  intended effects and may                                            to produce increased income
  result in losses or missed                                          and gain.
  opportunities
                                                                    - A Fund only establishes
- The counterparty to a                                               hedges that it expects will
  derivatives contract could                                          be highly correlated with
  default                                                             underlying positions

- Derivatives that involve                                          - While the Funds may use
  leverage could magnify losses                                       derivatives that incidentally
                                                                      involve leverage, they do not
- Certain types of derivatives                                        use them for the specific
  involve costs to the Funds                                          purpose of leveraging their
  which can reduce returns                                            portfolio

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition
  of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                 AND REWARD
SECURITIES LENDING

- When a Fund lends a security,   - The Funds may enhance income    - The adviser maintains a list
  there is a risk that the          through the investment of the     of approved borrowers
  loaned securities may not be      collateral received from the
  returned if the borrower or       borrower                        - The Funds receive collateral
  the lending agent defaults                                          equal to at least 100% of the
                                                                      current value of the
- The collateral will be                                              securities loaned plus
  subject to the risks of the                                         accrued interest
  securities in which it is
  invested                                                          - The lending agents indemnify
                                                                      the Funds against borrower
                                                                      default

                                                                    - The adviser's collateral
                                                                      investment guidelines limit
                                                                      the quality and duration of
                                                                      collateral investment to
                                                                      minimize losses

                                                                    - Upon recall, the borrower
                                                                      must return the securities
                                                                      loaned within the normal
                                                                      settlement period

                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                 AND REWARD
MARKET CONDITIONS

- Each Fund's share price and     - Stocks have generally           - Under normal circumstances,
  performance will fluctuate in     outperformed more stable          each Fund plans to remain
  response to stock and/or bond     investments (such as bonds        fully invested in accordance
  market movements                  and cash equivalents) over        with its policies and may
                                    the long term                     invest uninvested cash in
- Adverse market conditions may                                       affiliated money market
  from time to time cause a       - With respect to the               funds; equity securities may
  Fund to take temporary            Diversified and Balanced          include common stocks,
  defensive positions that are      Funds, a diversified,             convertible securities,
  inconsistent with its             balanced portfolio should         preferred stocks, depositary
  principal investment              mitigate the effects of wide      receipts, (such as American
  strategies and may hinder the     market fluctuations,              Depositary Receipts and
  Fund from achieving its           especially when stock and         European Depositary
  investment objective              bond prices move in different     Receipts), trust or
                                    directions                        partnership interests,
- The Capital Growth Fund,                                            warrants, rights and
  Dynamic Small Cap Fund,                                             investment company securities
  Growth and Income Fund and
  Small Cap Equity Fund are                                         - Each Fund seeks to limit risk
  non-diversified, which means                                        and enhance performance
  that a relatively high                                              through active management
  percentage of each Fund's                                           and/or diversification
  assets may be invested in a
  limited number of issuers.                                        - During severe market
  Therefore, their performance                                        downturns, each Fund has the
  may be more vulnerable to                                           option of investing up to
  changes in the market value                                         100% of its assets in high
  of a single issuer or a group                                       quality short-term
  of issuers                                                          instruments

MANAGEMENT CHOICES

- A Fund could underperform its   - A Fund could outperform its     - The adviser focuses its
  benchmark due to its              benchmark due to these same       active management on
  securities and asset              choices                           securities selection, the
  allocation choices                                                  area where it believes its
                                                                      commitment to research can
                                                                      most enhance returns and
                                                                      manage risks in a consistent
                                                                      way

                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                 AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate          - Favorable exchange rate         - The Funds anticipate that
  movements could reduce gains      movements could generate          total foreign investments
  or create losses                  gains or reduce losses            will not exceed 20% of assets
                                                                      (30% for Diversified Fund,
- A Fund could lose money         - Foreign investments, which        30% for Equity Growth Fund
  because of foreign government     represent a major portion of      and 10% for Small Cap Growth
  actions, political                the world's securities, offer     Fund)
  instability or lack of            attractive potential
  adequate and accurate             performance and opportunities   - The Funds actively manage the
  information                       for diversification               currency exposure of their
                                                                      foreign investments relative
- Currency and investment risks   - Emerging markets can offer        to their benchmarks, and may
  tend to be higher in emerging     higher returns                    hedge back into the U.S.
  markets; these markets also                                         dollar from time to time (see
  present higher liquidity and                                        also "Derivatives"); these
  valuation risks                                                     currency management
                                                                      techniques may not be
                                                                      available for certain
                                                                      emerging markets investments

ILLIQUID HOLDINGS

- Each Fund could have            - These holdings may offer more   - No Fund may invest more than
  difficulty valuing these          attractive yields or              15% of net assets in illiquid
  holdings precisely                potential growth than             holdings
                                    comparable widely traded
- Each Fund could be unable to      securities                      - To maintain adequate
  sell these holdings at the                                          liquidity to meet
  time or price it desires                                            redemptions, each Fund may
                                                                      hold high quality short-term
                                                                      securities (including
                                                                      repurchase agreements) and,
                                                                      for temporary or
                                                                      extraordinary purposes, may
                                                                      borrow from banks up to
                                                                      33 1/3% of the value of its
                                                                      total assets including
                                                                      drawing on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             -----------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                 NET ASSET          NET       SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT            (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME     REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CAPITAL GROWTH FUND
Year Ended 12/31/03              $   29.57        (0.21)@          10.99         10.78           --            1.40            1.40
Year Ended 12/31/02              $   41.26        (0.24)@         (11.19)       (11.43)          --            0.26            0.26
11/1/01 Year Through 12/31/01^   $   36.37         0.01             4.88          4.89           --              --              --
Year Ended 10/31/01              $   48.76           --+           (6.91)        (6.91)          --            5.48            5.48
Year Ended 10/31/00              $   43.36         0.04@           10.27         10.31           --            4.91            4.91
Year Ended 10/31/99              $   41.53        (0.05)@           5.80          5.75           --            3.92            3.92

GROWTH AND INCOME FUND
Year Ended 12/31/03              $   23.98         0.32@            6.05          6.37         0.33              --            0.33
Year Ended 12/31/02              $   29.64         0.32@           (5.46)        (5.14)        0.31            0.21            0.52
11/1/01 Through 12/31/01^        $   27.72         0.05             1.93          1.98         0.06              --            0.06
Year Ended 10/31/01              $   40.99         0.14            (7.53)        (7.39)        0.18            5.70            5.88
Year Ended 10/31/00              $   43.89         0.26@            3.33          3.59         0.18            6.31            6.49
Year Ended 10/31/99              $   43.43         0.35@            5.12          5.47         0.34            4.67            5.01

  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
  +  Amount rounds to less than one cent per share.

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 ** The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, in which the Fund invested all of its investable assets.
  +  Amount rounds to less than one million.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.
  *  Includes expenses allocated from portfolio.

                                          PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                         ---------------------------------       -------------------------------------------------
                                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                                                   -------------------------------
                                                                                 NET ASSETS,                                   NET
                                          NET ASSET                                   END OF                            INVESTMENT
                                         VALUE, END                  TOTAL            PERIOD                NET             INCOME
                                          OF PERIOD                 RETURN        (MILLIONS)           EXPENSES             (LOSS)
CAPITAL GROWTH FUND
Year Ended 12/31/03                      $    38.95                  36.64%      $         4               0.93%             (0.63%)
Year Ended 12/31/02                      $    29.57                 (27.71%)     $         2               0.93%             (0.71%)
11/1/01 Year Through 12/31/01^           $    41.26                  13.45%(a)   $         3               0.93%              0.01%
Year Ended 10/31/01                      $    36.37                 (15.20%)     $         3               0.93%             (0.01%)
Year Ended 10/31/00                      $    48.76                  26.34%      $        15               0.94%              0.09%
Year Ended 10/31/99                      $    43.36                  14.71%      $        18               0.92%             (0.11%)

GROWTH AND INCOME FUND
Year Ended 12/31/03                      $    30.02                  26.78%      $         1               0.90%*             1.22%
Year Ended 12/31/02                      $    23.98                 (17.47%)     $        --+              0.90%*             1.16%
11/1/01 Through 12/31/01^                $    29.64                   7.13%(a)   $         3               0.90%*             1.02%
Year Ended 10/31/01                      $    27.72                 (20.01%)     $         3               0.89%*             0.93%
Year Ended 10/31/00                      $    40.99                   9.34%      $         5               0.89%*             0.64%
Year Ended 10/31/99                      $    43.89                  13.30%      $        15               0.85%*             0.80%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                            WITHOUT                WITHOUT
                                           WAIVERS,               WAIVERS,         PORTFOLIO
                                 REIMBURSEMENTS AND     REIMBURSEMENTS AND          TURNOVER
                                   EARNINGS CREDITS       EARNINGS CREDITS              RATE
CAPITAL GROWTH FUND
Year Ended 12/31/03                            1.54%                 (1.24%)              68%**
Year Ended 12/31/02                            1.26%                 (1.04%)              93%**
11/1/01 Year Through 12/31/01^                 2.06%                 (1.12%)               2%(a)**
Year Ended 10/31/01                            1.18%                 (0.26%)              43%**
Year Ended 10/31/00                            1.06%                 (0.03%)              66%**
Year Ended 10/31/99                            0.99%                 (0.18%)              86%**

GROWTH AND INCOME FUND
Year Ended 12/31/03                            1.00%                  1.12%               37%
Year Ended 12/31/02                            1.56%                  0.50%               70%~
11/1/01 Through 12/31/01^                      3.34%                 (1.42%)               0%(a)~
Year Ended 10/31/01                            2.07%                 (0.25%)              12%~
Year Ended 10/31/00                            0.93%                  0.60%               30%~
Year Ended 10/31/99                            0.85%                  0.80%              125%~

                                                               PER SHARE OPERATING PERFORMANCE:
                          ----------------------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                      --------------------------------------    ----------------------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                          NET ASSET          NET     SECURITIES                 DIVIDENDS
                             VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                          BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL   RETURN OF           TOTAL
                          OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS     CAPITAL   DISTRIBUTIONS
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03       $   10.55         0.11           2.98         3.09         0.13             --          --            0.13
Year Ended 12/31/02       $   14.19         0.10@         (3.64)       (3.54)        0.10             --          --            0.10
6/1/01 Through 12/31/01^  $   15.70         0.05@         (1.44)       (1.39)        0.12             --          --            0.12
Year Ended 5/31/01        $   17.85         0.09          (1.94)       (1.85)        0.11           0.19          --            0.30
Year Ended 5/31/00        $   17.42         0.12           0.78         0.90         0.12           0.35          --            0.47
Year Ended 5/31/99        $   14.30         0.11           3.14         3.25         0.09           0.04          --            0.13

DIVERSIFIED FUND+
Year Ended 12/31/03       $   10.76         0.16@          2.07         2.23         0.18             --          --            0.18
Year Ended 12/31/02       $   12.65         0.20@         (1.87)       (1.67)        0.22             --          --            0.22
7/1/01 Through 12/31/01*  $   13.36         0.13@         (0.52)       (0.39)        0.32             --          --            0.32
Year Ended 6/30/01        $   15.15         0.35          (1.41)       (1.06)        0.35           0.38          --            0.73
Year Ended 6/30/00        $   14.92         0.33           0.63         0.96         0.24           0.49          --            0.73
Year Ended 6/30/99        $   13.74         0.31           1.47         1.78         0.33           0.27          --            0.60

EQUITY GROWTH FUND
Year Ended 12/31/03       $   23.18         0.02@          4.79         4.81           --             --          --              --
Year Ended 12/31/02       $   32.21         0.02@         (9.05)       (9.03)          --             --          --              --
Year Ended 12/31/01       $   43.44        (0.10)@        (8.09)       (8.19)          --           3.04          --            3.04
Year Ended 12/31/00       $   68.09        (0.26)@       (16.22)      (16.48)          --           8.17          --            8.17
Year Ended 12/31/99       $   52.36        (0.14)@        16.78        16.64           --           0.91          --            0.91

EQUITY INCOME FUND
Year Ended 12/31/03       $   23.26         0.69@          4.74         5.43         0.69             --        0.03            0.72
Year Ended 12/31/02       $   30.57         0.35@         (6.72)       (6.37)        0.37           0.57          --            0.94
Year Ended 12/31/01       $   35.33         0.22@         (4.62)       (4.40)        0.19           0.17          --            0.36
Year Ended 12/31/00       $   49.80         0.29@         (2.66)       (2.37)        0.29          11.81          --           12.10
Year Ended 12/31/99       $   46.14         0.32@          5.65         5.97         0.31           2.00          --            2.31


  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                          PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                         ---------------------------------       -------------------------------------------------
                                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                                                   -------------------------------
                                                                                 NET ASSETS,                                   NET
                                          NET ASSET                                   END OF                            INVESTMENT
                                         VALUE, END                  TOTAL            PERIOD                NET             INCOME
                                          OF PERIOD                 RETURN(a)     (MILLIONS)           EXPENSES             (LOSS)
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03                      $    13.51                  29.45%      $        78               0.67%              1.02%
Year Ended 12/31/02                      $    10.55                 (24.98%)     $        65               0.73%              0.77%
6/1/01 Through 12/31/01^                 $    14.19                  (8.88%)     $       132               0.72%              0.56%
Year Ended 5/31/01                       $    15.70                 (10.43%)     $       128               0.77%              0.53%
Year Ended 5/31/00                       $    17.85                   5.19%      $       160               0.75%              0.76%
Year Ended 5/31/99                       $    17.42                  22.86%      $       121               0.75%              0.89%

DIVERSIFIED FUND+
Year Ended 12/31/03                      $    12.81                  20.90%      $       140               0.91%              1.42%
Year Ended 12/31/02                      $    10.76                 (13.22%)     $       270               0.91%              1.72%
7/1/01 Through 12/31/01*                 $    12.65                  (2.90%)     $       343               0.93%              1.96%
Year Ended 6/30/01                       $    13.36                  (7.01%)     $       360               0.98%              2.42%
Year Ended 6/30/00                       $    15.15                   6.61%      $       359               0.96%              2.19%
Year Ended 6/30/99                       $    14.92                  13.35%      $       266               0.98%              2.22%

EQUITY GROWTH FUND
Year Ended 12/31/03                      $    27.99                  20.75%      $        40               1.00%              0.07%
Year Ended 12/31/02                      $    23.18                 (28.03%)     $        40               1.00%              0.06%
Year Ended 12/31/01                      $    32.21                 (18.86%)     $        86               1.00%             (0.28%)
Year Ended 12/31/00                      $    43.44                 (23.65%)     $       179               1.00%             (0.40%)
Year Ended 12/31/99                      $    68.09                  31.85%      $       320               1.00%             (0.24%)

EQUITY INCOME FUND
Year Ended 12/31/03                      $    27.97                  23.76%      $        40               0.90%              2.80%
Year Ended 12/31/02                      $    23.26                 (21.06%)     $        41               0.90%              1.30%
Year Ended 12/31/01                      $    30.57                 (12.43%)     $        68               0.92%              0.69%
Year Ended 12/31/00                      $    35.33                  (3.85%)     $        97               1.00%              0.59%
Year Ended 12/31/99                      $    49.80                  13.06%      $       170               1.00%              0.66%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE(a)
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03                            0.80%                  0.89%               77%
Year Ended 12/31/02                            0.84%                  0.66%               74%
6/1/01 Through 12/31/01^                       0.77%                  0.51%               33%
Year Ended 5/31/01                             0.77%                  0.53%               72%(e)
Year Ended 5/31/00                             0.78%                  0.73%               56%(e)
Year Ended 5/31/99                             0.86%                  0.78%               51%(e)

DIVERSIFIED FUND+
Year Ended 12/31/03                            1.09%                  1.24%              210%
Year Ended 12/31/02                            1.08%                  1.55%              232%
7/1/01 Through 12/31/01*                       1.03%                  1.86%              107%
Year Ended 6/30/01                             1.01%                  2.39%              185%(d)
Year Ended 6/30/00                             0.98%                  2.17%              217%(d)
Year Ended 6/30/99                             1.01%                  2.19%              144%(d)

EQUITY GROWTH FUND
Year Ended 12/31/03                            1.20%                 (0.13%)              81%
Year Ended 12/31/02                            1.15%                 (0.09%)              50%
Year Ended 12/31/01                            1.05%                 (0.33%)              98%(g)
Year Ended 12/31/00                            1.02%                 (0.42%)              58%(g)
Year Ended 12/31/99                            1.03%                 (0.27%)              15%(g)

EQUITY INCOME FUND
Year Ended 12/31/03                            1.10%                  2.60%               17%
Year Ended 12/31/02                            1.07%                  1.13%              167%
Year Ended 12/31/01                            0.98%                  0.63%                4%
Year Ended 12/31/00                            1.03%                  0.56%               15%
Year Ended 12/31/99                            1.09%                  0.57%               16%


(e) Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                                                               PER SHARE OPERATING PERFORMANCE:
                          ----------------------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                      --------------------------------------    ----------------------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                          NET ASSET          NET     SECURITIES                 DIVIDENDS
                             VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                          BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL   RETURN OF           TOTAL
                          OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS     CAPITAL   DISTRIBUTIONS
U.S. EQUITYFUND+
Year Ended 12/31/03       $    7.61         0.07@          2.39         2.46         0.08             --          --            0.08
Year Ended 12/31/02       $   10.44         0.05          (2.83)       (2.78)        0.05             --          --            0.05
6/1/01 Through 12/31/01^  $   11.21         0.03@         (0.68)       (0.65)        0.04           0.08          --            0.12
Year Ended 5/31/01        $   12.66         0.05          (0.94)       (0.89)        0.05           0.51          --            0.56
Year Ended 5/31/00        $   14.62         0.09           0.24         0.33         0.09           2.20          --            2.29
Year Ended 5/31/99        $   14.96         0.10           2.28         2.38         0.11           2.61          --            2.72


  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                                          PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                         ---------------------------------       -------------------------------------------------
                                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                                                   -------------------------------
                                                                                 NET ASSETS,                                   NET
                                          NET ASSET                                   END OF                            INVESTMENT
                                         VALUE, END                  TOTAL            PERIOD                NET             INCOME
                                          OF PERIOD                 RETURN(a)      (MILLIONS)           EXPENSES             (LOSS)
U.S. EQUITYFUND+
Year Ended 12/31/03                      $     9.99                  32.42%      $       312               0.79%              0.76%
Year Ended 12/31/02                      $     7.61                 (26.62%)     $       225               0.79%              0.57%
6/1/01 Through 12/31/01^                 $    10.44                  (5.76%)     $       348               0.79%              0.44%
Year Ended 5/31/01                       $    11.21                  (7.10%)     $       312               0.79%              0.41%
Year Ended 5/31/00                       $    12.66                   2.20%      $       387               0.78%              0.59%
Year Ended 5/31/99                       $    14.62                  18.39%      $       441               0.79%              0.70%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE(a)
U.S. EQUITYFUND+
Year Ended 12/31/03                            0.92%                  0.63%              101%
Year Ended 12/31/02                            0.92%                  0.44%               83%
6/1/01 Through 12/31/01^                       0.85%                  0.38%               48%
Year Ended 5/31/01                             0.79%                  0.41%               81%(u)
Year Ended 5/31/00                             0.78%                  0.59%               89%(u)
Year Ended 5/31/99                             0.79%                  0.70%               84%(u)

SELECT CLASS SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             -----------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                 NET ASSET          NET       SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT            (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME     REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03              $   12.32        (0.11)@           4.92          4.81           --              --              --
Year Ended 12/31/02              $   15.89        (0.08)           (3.49)        (3.57)          --              --              --
11/1/01 Through 12/31/01^        $   14.37        (0.02)            1.54          1.52           --              --              --
Year Ended 10/31/01              $   24.65        (0.21)           (6.69)        (6.90)          --            3.38            3.38
Year Ended 10/31/00              $   15.98        (0.13)@           8.80          8.67           --              --              --
4/15/99** Through 10/31/99       $   14.11        (0.05)            1.92          1.87           --              --              --

MID CAP EQUITY FUND
Year Ended 12/31/03              $   24.39         0.13             7.71          7.84         0.13            0.92            1.05
Year Ended 12/31/02              $   29.51         0.13            (4.07)        (3.94)        0.13            1.05            1.18
11/1/01 Through 12/31/01^        $   26.17         0.02             3.43          3.45         0.02            0.09            0.11
Year Ended 10/31/01              $   37.85         0.12            (5.30)        (5.18)        0.12            6.38            6.50
Year Ended 10/31/00              $   37.55         0.17             9.34          9.51         0.20            9.01            9.21
Year Ended 10/31/99              $   29.63         0.15             8.52          8.67         0.14            0.61            0.75

MID CAP VALUE FUND
Year Ended 12/31/03              $   14.48         0.12@            4.27          4.39         0.06            0.11            0.17
Year Ended 12/31/02              $   14.14         0.14@            0.27          0.41         0.06            0.01            0.07
10/31/01** Through 12/31/01^     $   13.48         0.01@            1.49          1.50         0.09            0.75            0.84


  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                          PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                         ---------------------------------       -------------------------------------------------
                                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                                                   -------------------------------
                                                                                 NET ASSETS,                                   NET
                                          NET ASSET                                   END OF                            INVESTMENT
                                         VALUE, END                  TOTAL            PERIOD                NET             INCOME
                                          OF PERIOD                 RETURN(a)      (MILLIONS)           EXPENSES             (LOSS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                      $    17.13                  39.04%      $        16               1.10%             (0.79%)
Year Ended 12/31/02                      $    12.32                 (22.47%)     $        12               1.10%             (0.79%)
11/1/01 Through 12/31/01^                $    15.89                  10.58%      $         8               1.10%             (0.82%)
Year Ended 10/31/01                      $    14.37                 (30.20%)     $        --+              1.12%             (0.76%)
Year Ended 10/31/00                      $    24.65                  54.26%      $        --+              1.10%             (0.59%)
4/15/99** Through 10/31/99               $    15.98                  13.25%      $        --+              1.91%             (0.96%)

MID CAP EQUITY FUND
Year Ended 12/31/03                      $    31.18                  32.29%      $       194               0.90%              0.48%
Year Ended 12/31/02                      $    24.39                 (13.39%)     $       139               0.77%              0.51%
11/1/01 Through 12/31/01^                $    29.51                  13.20%      $       155               0.60%              0.38%
Year Ended 10/31/01                      $    26.17                 (15.27%)     $       133               0.55%              0.38%
Year Ended 10/31/00                      $    37.85                  30.94%      $       164               0.41%              0.52%
Year Ended 10/31/99                      $    37.55                  29.65%      $       129               0.07%              0.44%

MID CAP VALUE FUND
Year Ended 12/31/03                      $    18.70                  30.34%      $        76               1.00%              0.74%
Year Ended 12/31/02                      $    14.48                   2.90%      $        14               1.00%              0.96%
10/31/01** Through 12/31/01^             $    14.14                  11.18%      $        --+              0.99%              0.58%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE(a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/03                            1.28%                 (0.97%)              55%
Year Ended 12/31/02                            1.22%                 (0.91%)              52%
11/1/01 Through 12/31/01^                     10.33%!!              (10.05%)!!             8%
Year Ended 10/31/01                           12.21%!!              (11.86%)!!            57%
Year Ended 10/31/00                           15.48%!!              (14.97%)!!            87%
4/15/99** Through 10/31/99                    34.70%!!              (33.75%)!!            92%

MID CAP EQUITY FUND
Year Ended 12/31/03                            1.14%                  0.24%               62%
Year Ended 12/31/02                            1.14%                  0.14%               84%
11/1/01 Through 12/31/01^                      1.15%                 (0.17%)               2%
Year Ended 10/31/01                            1.15%                 (0.22%)              55%
Year Ended 10/31/00                            1.14%                 (0.21%)              84%
Year Ended 10/31/99                            0.93%                 (0.42%)             101%

MID CAP VALUE FUND
Year Ended 12/31/03                            1.24%                  0.50%               32%
Year Ended 12/31/02                            1.71%                  0.25%               51%
10/31/01** Through 12/31/01^                   3.68%!!               (2.11%)              15%

                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             -----------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                 NET ASSET          NET       SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT            (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME     REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/03              $   18.37        (0.04)@           6.85          6.81           --              --              --
Year Ended 12/31/02              $   22.25        (0.04)@          (3.71)        (3.75)          --            0.13            0.13
11/1/01 Through 12/31/01^        $   20.27        (0.01)@           1.99          1.98           --              --              --
Year Ended 10/31/01              $   28.52        (0.10)           (4.26)        (4.36)          --            3.89            3.89
Year Ended 10/31/00              $   23.10        (0.05)@           8.12          8.07           --            2.65            2.65
Year Ended 10/31/99              $   20.59        (0.02)@           2.70          2.68           --            0.17            0.17

SMALL CAP GROWTH FUND
Year Ended 12/31/03              $    5.56        (0.05)@           2.28          2.23           --              --              --
Year Ended 12/31/02              $    9.30        (0.06)@          (3.68)        (3.74)          --              --              --
10/31/01** Through 12/31/01^^    $    7.77        (0.01)            1.54          1.53           --              --              --


 **  Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                          PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                         ---------------------------------       ------------------------------------------------
                                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                                  -------------------------------
                                                                                 NET ASSETS,                                  NET
                                          NET ASSET                                   END OF                           INVESTMENT
                                         VALUE, END                  TOTAL            PERIOD                NET            INCOME
                                          OF PERIOD                 RETURN(a)     (MILLIONS)           EXPENSES            (LOSS)
SMALL CAP EQUITY FUND
Year Ended 12/31/03                      $    25.18                  37.07%      $       636               0.85%            (0.22%)
Year Ended 12/31/02                      $    18.37                 (16.87%)     $       502               0.85%            (0.22%)
11/1/01 Through 12/31/01^                $    22.25                   9.77%      $       532               0.88%            (0.31%)
Year Ended 10/31/01                      $    20.27                 (16.19%)     $       390               0.88%            (0.30%)
Year Ended 10/31/00                      $    28.52                  37.94%      $       383               0.88%            (0.20%)
Year Ended 10/31/99                      $    23.10                  13.06%      $       269               0.88%            (0.07%)

SMALL CAP GROWTH FUND
Year Ended 12/31/03                      $     7.79                  40.11%      $        --+              1.10%            (0.81%)
Year Ended 12/31/02                      $     5.56                 (40.22%)     $        --+              1.10%            (0.89%)
10/31/01** Through 12/31/01^^            $     9.30                  19.69%      $        --+              1.10%            (0.88%)

                                                   RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE(a)
SMALL CAP EQUITY FUND
Year Ended 12/31/03                            1.12%                 (0.49%)              38%
Year Ended 12/31/02                            1.09%                 (0.46%)              51%
11/1/01 Through 12/31/01^                      1.10%                 (0.53%)               6%
Year Ended 10/31/01                            1.12%                 (0.54%)              47%
Year Ended 10/31/00                            1.13%                 (0.45%)              75%
Year Ended 10/31/99                            1.13%                 (0.32%)              92%

SMALL CAP GROWTH FUND
Year Ended 12/31/03                           24.96%!!              (24.67%)!!           143%
Year Ended 12/31/02                           24.20%!!              (23.99%)!!            76%
10/31/01** Through 12/31/01^^                  9.40%!!               (9.18%)!!            25%

                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             -----------------------------------------   ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                 NET ASSET          NET       SECURITIES                  DIVIDENDS
                                    VALUE,   INVESTMENT            (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME     REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
US SMALL COMPANY FUND+
Year Ended 12/31/03              $    9.97         0.02@            3.94          3.96         0.03              --            0.03
Year Ended 12/31/02              $   12.57         0.03            (2.60)        (2.57)        0.03              --            0.03
6/1/01 Through 12/31/01^         $   13.43         0.04@           (0.79)        (0.75)        0.05            0.06            0.11
Year Ended 5/31/01               $   14.45         0.05             0.04          0.09         0.03            1.08            1.11
Year Ended 5/31/00               $   11.49           --             2.97          2.97         0.01              --            0.01
Year Ended 5/31/99               $   14.76         0.04            (1.76)        (1.72)        0.04            1.51            1.55

US SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/03              $    7.04        (0.13)            2.11          1.98           --              --              --
Year Ended 12/31/02              $   10.48        (0.09)           (3.35)        (3.44)          --              --              --
6/1/01 Through 12/31/01^         $   12.19        (0.04)           (1.67)        (1.71)          --              --              --
Year Ended 5/31/01               $   15.90        (0.07)           (2.29)        (2.36)          --            1.35            1.35
Year Ended 5/31/00               $   12.17           --             3.73          3.73           --              --              --
Year Ended 5/31/99               $   12.57        (0.01)           (0.08)        (0.09)          --            0.31            0.31


  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
  ^  The fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                                          PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                         ---------------------------------       ------------------------------------------------
                                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                                  -------------------------------
                                                                                 NET ASSETS,                                  NET
                                          NET ASSET                                   END OF                           INVESTMENT
                                         VALUE, END                  TOTAL            PERIOD                NET            INCOME
                                          OF PERIOD                 RETURN(a)     (MILLIONS)           EXPENSES            (LOSS)
US SMALL COMPANY FUND+
Year Ended 12/31/03                      $    13.90                  39.72%      $       156               1.01%             0.15%
Year Ended 12/31/02                      $     9.97                 (20.48%)     $       199               1.01%             0.23%
6/1/01 Through 12/31/01^                 $    12.57                  (5.56%)     $       286               1.01%             0.39%
Year Ended 5/31/01                       $    13.43                   0.75%      $       296               1.01%             0.35%
Year Ended 5/31/00                       $    14.45                  25.90%      $       285               1.00%             0.05%
Year Ended 5/31/99                       $    11.49                 (10.95%)     $       187               1.02%             0.34%

US SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/03                      $     9.02                  28.13%      $        10               1.02%            (0.62%)
Year Ended 12/31/02                      $     7.04                 (32.82%)     $        55               1.02%            (0.66%)
6/1/01 Through 12/31/01^                 $    10.48                 (14.03%)     $       195               1.02%            (0.50%)
Year Ended 5/31/01                       $    12.19                 (15.51%)     $       339               0.99%            (0.35%)
Year Ended 5/31/00                       $    15.90                  30.65%      $       529               0.99%            (0.47%)
Year Ended 5/31/99                       $    12.17                  (0.49%)     $       286               1.07%            (0.42%)

                                                   RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE(a)
US SMALL COMPANY FUND+
Year Ended 12/31/03                            1.11%                  0.05%               78%~
Year Ended 12/31/02                            1.10%                  0.14%               90%~
6/1/01 Through 12/31/01^                       1.04%                  0.36%               48%~
Year Ended 5/31/01                             1.01%                  0.35%              110%~
Year Ended 5/31/00                             1.00%                  0.05%              104%~
Year Ended 5/31/99                             1.02%                  0.34%              104%~

US SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/03                            1.68%                 (1.28%)             207%
Year Ended 12/31/02                            1.17%                 (0.81%)             100%
6/1/01 Through 12/31/01^                       1.07%                 (0.55%)              55%
Year Ended 5/31/01                             0.99%                 (0.35%)             117%
Year Ended 5/31/00                             0.99%                 (0.47%)             132%
Year Ended 5/31/99                             1.07%                 (0.42%)             116%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are as follows:

JPMorgan Capital Growth Fund                811-5151
JPMorgan Disciplined Equity Fund            811-7342
JPMorgan Diversified Fund                   811-7342
JPMorgan Dynamic Small Cap Fund             811-5151
JPMorgan Equity Growth Fund                 811-5526
JPMorgan Equity Income Fund                 811-5526
JPMorgan Growth and Income Fund             811-5151
JPMorgan Mid Cap Equity Fund                811-7843
JPMorgan Mid Cap Value Fund                 811-08189
JPMorgan Small Cap Equity Fund              811-5151
JPMorgan Small Cap Growth Fund              811-08189
JPMorgan U.S. Equity Fund                   811-7342
JPMorgan U.S. Small Company Fund            811-7342
JPMorgan U.S. Small Company
  Opportunities Fund                        811-7340

(C) J.P. Morgan Chase & Co. All Rights Reserved. May 2004

PR-EQS-504

                          J.P. Morgan U.S. Equity Funds

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004


                                J.P. MORGAN FUNDS

JPMorgan U.S. Small Company Opportunities Fund ("U.S. Small Company Opportunities Fund")

     This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the Prospectus dated May 1, 2004 (the "Prospectus") for U.S. Small Company Opportunities Fund (the "Fund"), as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements, included in the Shareholder Report relating to the Fund dated December 31, 2003. The Prospectus and the financial statements, including the Independent Accountants' Report, are available, without charge upon request from J.P. Morgan Fund Distributors, Inc. ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

     For more information about the Fund or the financial statements, simply call or write:

                          JPMorgan Funds Service Center

                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782

                                                                   SAI-USSCO-504

TABLE OF CONTENTS

                                                                     PAGE
-------------------------------------------------------------------------
General                                                                 3
Investment Strategies and Policies                                      3
Investment Restrictions                                                16
Trustees                                                               17
Officers                                                               20
Codes of Ethics                                                        22
Proxy Voting Procedures and Guidelines                                 22
Investment Adviser                                                     24
Administrator and Sub-Administrator                                    26
Distributor                                                            27
Custodian                                                              28
Transfer Agent                                                         28
Shareholder Servicing Agents                                           28
Financial Professionals                                                30
Independent Accountants                                                30
Purchases, Redemptions and Exchanges                                   30
Dividends and Distributions                                            32
Net Asset Value                                                        32
Performance Information                                                33
Portfolio Transactions                                                 35
Massachusetts Trust                                                    37
Description of Shares                                                  37
Distributions and Tax Matters                                          39
Additional Information                                                 43
Financial Statements                                                   44
Appendix A--Description of Security Ratings                           A-1

                                     GENERAL

     JPMorgan U.S. Small Company Opportunities Fund (the "Fund") is a series of J.P. Morgan Funds, a diversified open-end management investment company which was organized as a Massachusetts business trust (the "Trust") on November 4, 1992. The Trustees of the Trust have authorized the issuance and sale of shares of up to five classes of the Fund: Institutional Class, Select Class, Class A, Class B and Class C shares. Currently the Fund is offering Select Class shares.

     This Statement of Additional Information ("SAI") describes the financial history, investment strategies and policies, management and operation of the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     Prior to September 10, 2001, the Fund sought to achieve its investment objective by investing all of its investable assets in the U.S. Small Company Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Fund no longer operates under a "master/feeder" structure and instead invests directly in portfolio securities.

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Fund invests include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stocks on the corporation's earnings or assets.

     The convertible securities in which the Fund may invest include any debt securities or preferred stocks which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

     COMMON STOCK WARRANTS. The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. The Fund may invest in certain foreign securities. The Fund does not expect to invest more than 20% of its assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of the Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or
(iii) the issuer derives at least 50% of its revenue or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations.

     Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Also, to obtain and enforce a judgment against a foreign issuer may be more difficult. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed-income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and, if applicable, calculate the maturity for purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitment. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended, (the "1940 Act") and consistent with its investment objective and strategy. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses of the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 331/3% of the Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed-income securities, accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 331/3% of the Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, the Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

     Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Fund may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments--Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. The Fund may invest in debt securities issued by supranational organizations. See also "Foreign Investments--Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Fund may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Fund will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers that meet the Adviser's credit guidelines approved by the Fund's Board of Trustees, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Fund may (a) purchase and sell exchange-traded and OTC put and call options on equity securities or indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities and (c) purchase and sell put and call options on futures contracts on indices of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

     The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

     The Fund may purchase put and call options on securities, indices of securities and futures contracts or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

     If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The writer of an exchange-traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDICES. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the creditworthiness standards approved by the Trustees. Exchange-traded options are obligations of the Options Clearing Corporation. In the case of OTC options, the Fund relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed-income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit, and on indices of fixed-income securities and indices of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with other funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange-Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own the securities with coupons which provide the interest that the Fund may be required to pay.

     Swap agreements are two party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., three-month London Interbank Offered Rate ("LIBOR")) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with the Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivative transactions only when it believes that the risks are not unreasonable.

     The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

     The table below sets forth the Fund's portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                                 FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                                     12/31/02             12/31/03
                                                 -----------------    -----------------
U.S. Small Company Opportunities Fund                  100%                207%*


* Portfolio turnover during the fiscal year ended December 31, 2003, is attributable to market volatility.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust, with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in "Additional Information." The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

     The Fund:

     1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Fund and may be changed by the Trustees of the Fund without shareholder approval. These non-fundamental investment restrictions require that the Fund:

     (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

     The names of the Trustees of the Fund, together with information regarding their year of birth ("YOB"), positions with the Fund, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
NAME (YOB);                                                           FUND COMPLEX(1)
POSITIONS WITH                          PRINCIPAL OCCUPATIONS           OVERSEEN BY           OTHER DIRECTORSHIPS HELD
THE FUND (SINCE)                         DURING PAST 5 YEARS              TRUSTEE               OUTSIDE FUND COMPLEX
--------------------------       -----------------------------------  ---------------    ------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong             Retired; Vice-President & Treasurer         69          None
 (1941); Trustee (2001).         of Ingersoll-Rand Company
                                 (manufacturer of industrial
                                 equipment) (1972-2000)

Roland E. Eppley, Jr.            Retired                                     69          Director of Janel Hydro, Inc.
 (1932); Trustee (2001).                                                                 (automotive) (1993-present)

Dr. Matthew Goldstein            Chancellor of the City University           69          Director of National Financial
 (1941); Trustee (2003).         of New York (1999-present);                             Partners (financial services
                                 President, Adelphi University (New                      distributor) (2003-present); Trustee
                                 York) (1998-1999).                                      of Bronx-Lebanon  Hospital Center
                                                                                         (1992-present); Director of New Plan
                                                                                         Excel Realty Trust, Inc. (real
                                                                                         estate investment trust)
                                                                                         (2000-present); Director of Lincoln
                                                                                         Center Institute for the Arts in
                                                                                         Education (1999-present).

Ann Maynard Gray                 Vice President of Capital                   69          Director of Duke Energy Corporation
 (1945); Trustee (2001).         Cities/ABC, Inc. (communications)                       (1997-present) Director of Elan
                                 (1986-1998)                                             Corporation, Plc (pharmaceuticals)
                                                                                         (2001- present); Director of The
                                                                                         Phoenix Companies (wealth management
                                                                                         services) (2002-present)

Matthew Healey                   Retired; Chief Executive Officer of         69          None
 (1937); Trustee (1982);         certain J.P. Morgan Fund trusts
 President of the Board of       (1982-2001)
 Trustees (2001).

Robert J. Higgins                Retired; Director of Administration         69          Director of Providian Financial
 (1945); Trustee (2002).         of the State of Rhode Island                            Corp. (banking) (2002-present)
                                 (2003-present); President--Consumer
                                 Banking and Investment Services
                                 Fleet Boston Financial (1971-2002)

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
NAME (YOB);                                                           FUND COMPLEX(1)
POSITIONS WITH                          PRINCIPAL OCCUPATIONS           OVERSEEN BY           OTHER DIRECTORSHIPS HELD
THE FUND (SINCE)                         DURING PAST 5 YEARS              TRUSTEE               OUTSIDE FUND COMPLEX
--------------------------       -----------------------------------  ---------------    --------------------------------------
William G. Morton, Jr.           Formerly Chairman Emeritus                  69          Director of Radio Shack Corporation
 (1937); Trustee (2003)          (2001-2002), and Chairman and Chief                     (electronics) (1987-present);
                                 Executive Officer, Boston Stock                         Director of The Griswold Company
                                 Exchange (1985-2001).                                   (securities brokerage) (2002-present);
                                                                                         Director of The National Football
                                                                                         Foundation and College Hall of Fame
                                                                                         (1994-present); Trustee of the
                                                                                         Berklee College of Music
                                                                                         (1998-present); Trustee of the
                                                                                         Stratton Mountain School
                                                                                         (2001-present)

Fergus Reid, III                 Chairman of Lumelite Corporation            69          Trustee of 209 Morgan Stanley
 (1932); Trustee (2001);         (plastics manufacturing)                                portfolios (1995-present)
 Chairman of the Board of        (2003-Present); Chairman and CEO of
 Trustees (2001)                 Lumelite Corporation (1985-2002)

James J. Schonbachler            Retired; Managing Director of               69          None
 (1943); Trustee (2001)          Bankers Trust Company (financial
                                 services) (1968-1998)

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*        Retired; Chief Executive Officer of         69          None
 (1935); Trustee (2001)          Chase Mutual Funds (investment
                                 company) (1989-1998); President&
                                 Chief Executive Officer of Vista
                                 Capital Management (investment
                                 management) (1990-1998); Chief
                                 Investment Executive of Chase
                                 Manhattan Private Bank (investment
                                 management) (1990-1998)


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.


     Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2003. The members of the Valuation Committee are Mr. Healey and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee did not meet during the year ended December 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Dr. Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met twice during the year ended December 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The responsibilities of the Governance Committee include, among other things, the selection and nomination of persons for election or appointment as Trustees, the review of shareholder correspondence to the Board, the review of nominees recommended to the Board by shareholders, the review of Trustee compensation and the recommendation of independent legal counsel to the Independent Trustees. With respect to the review of nominees recommended by shareholders, the Governance Committee will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee met once during the year ended December 31, 2003.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Fund and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                AGGREGATE OWNERSHIP OF ALL
                                                                                   REGISTERED INVESTMENT
                                                                                         COMPANIES
                                                                                        OVERSEEN BY
                                                                                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                  OWNERSHIP OF THE FUND             INVESTMENT COMPANIES
---------------                                  ---------------------          --------------------------
INDEPENDENT TRUSTEES

William J. Armstrong                                     None                         Over $100,000
Roland R. Eppley, Jr.                                    None                         Over $100,000
Dr. Matthew Goldstein                                    None                               0

                                                                                AGGREGATE OWNERSHIP OF ALL
                                                                                   REGISTERED INVESTMENT
                                                                                         COMPANIES
                                                                                        OVERSEEN BY
                                                                                   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                  OWNERSHIP OF THE FUND             INVESTMENT COMPANIES
---------------                                  ---------------------          --------------------------
Ann Maynard Gray                                         None                        $10,001-$50,000
Matthew Healey                                           None                         Over $100,000
Robert J. Higgins                                        None                               0
William G. Morton, Jr.                                   None                               0
Fergus Reid, III                                         None                         Over $100,000
James J. Schonbachler                                    None                        $50,001-$100,000

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*                                None                          Over $100,000


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.

     As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

     Trustee aggregate compensation paid by the Fund and the JPMorgan Fund Complex for the calendar year ended December 31, 2003 are set forth below.


                                     U.S. SMALL COMPANY    TOTAL COMPENSATION
NAME OF TRUSTEE                      OPPORTUNITIES FUND      PAID FROM FUND
---------------                      ------------------    ------------------
NON-INTERESTED TRUSTEES

William J. Armstrong                       $  31               $  140,000
Roland R. Eppley, Jr.                         28                  120,000
Ann Maynard Gray                              28                  120,000
Matthew Healey                                38                  160,000
Fergus Reid, III                              59                  250,000
James J. Schonbachler                         28                  120,000
Robert J. Higgins                             28                  120,000
Dr. Matthew Goldstein                         14                   90,000
William G. Morton, Jr.                        14                   90,000

INTERESTED TRUSTEE

Leonard M. Spalding                           30                  126,667

     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the former Chase Vista Funds, the adviser, administrator or distributor or any of their affiliates) may enter into agreements with the Fund whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Fund. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.

     The names of the officers of the Fund, together with their YOB, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

         NAME (YOB);
    POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
      THE FUND (SINCE)                                             DURING PAST 5 YEARS
---------------------------        ---------------------------------------------------------------------------------------
George C.W. Gatch                  Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial
(1962);                            Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in
President (2001)                   business management, marketing and sales.

Patricia A. Maleski                Vice President, JPMIM, Head of FFI and U.S. Institutional Funds Administration and Board
(1960);                            Liaison. Prior to joining J.P. Morgan Chase in 2001, she was the Vice President of
Treasurer (2003)                   Finance for the Pierpont Group, Inc., a service provider to the Board of Trustees of the heritage JPMorgan Funds.

Sharon Weinberg                    Managing Director, JPMIM; since joining J.P. Morgan Chase in 1996, she has held numerous
(1959);                            positions throughout the asset management business in mutual funds marketing, legal and
Secretary (2001)                   product development.

Stephen Ungerman                   Vice President, JPMIM; prior to joining J.P. Morgan Chase in 2000, he held a number of
(1953);                            senior positions in Prudential  Financial's asset management business, including
Vice President and                 Associate General Counsel, Tax Director and Co-head of Fund Administration Department;
Assistant Treasurer (2001)         Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

Joseph J. Bertini                  Vice President and Assistant General Counsel, JPMIM
(1965);
Vice President and
Assistant Secretary (2001)

Wayne H. Chan                      Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
(1965);                            was an associate at the law firm of Shearman & Sterling LLP from May 2001 through
Vice President and                 September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001
Assistant Secretary (2003)         and Whitman Breed Abbott& Morgan LLP from September 1997 through May 1999.

Thomas J. Smith                    Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s asset management
(1955);                            business in the Americas.
Vice President and
Assistant Secretary (2002)

Paul M. DeRusso                    Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
(1954);                            Administration Group.
Assistant Treasurer (2001)

Lai Ming Fung                      Associate, JPMIM; Budgeting and Expense Analyst for the Funds Administration Group.
(1974);
Assistant Treasurer (2001)

Mary Squires                       Vice President,; Ms. Squires has held numerous financial and operations positions
(1955);                            supporting the J.P. Morgan Chase organization complex.
Assistant Treasurer (2001)

Michael Ciotola                    Director of Financial Services of BISYS Fund Services, Inc. since January 2003; held
(1968);                            various positions within BISYS since 1998.
Assistant Treasurer (2003)*

Arthur A. Jensen                   Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
(1966);                            formerly Section Manager at Northern Trust Company
Assistant Treasurer (2001)*

Martin R. Dean                     Vice President of Compliance of BISYS Fund Services, Inc.
(1963);
Assistant Treasurer (2001)*

Alaina Metz                        Vice President of BISYS Investment Services, Inc.; formerly, Chief Administrative Officer
(1967);                            Supervisor--Blue Sky Compliance for BISYS Investment Services, Inc.
Assistant Secretary (2001)*

         NAME (DOB);
    POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
      THE FUND (SINCE)                                             DURING PAST 5 YEARS
-----------------------------      -------------------------------------------------------------------------------------------
Ryan M. Louvar                     Counsel of Legal Services, BISYS Fund Services, Inc. since 2000; formerly Attorney at Hill,
(1972);                            Farrer & Burrill LLP from 1999 to 2000 and Knapp Petersen & Clarke, PC from 1997 to
Assistant Secretary (2003)**       1999.

Lisa Hurley                        Executive Vice President and General Counsel of BISYS Fund Services, Inc.
(1955);
Assistant Secretary (2001)***

  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

 ** The contact address for the officer is 60 State Street, Suite 1300, Boston, MA 02109.
***  The contact address for the officer is 90 Park Avenue, New York, NY 10016.

     As of February 1, 2004, the officers and Trustees as a group owned less than 1% of the shares of each class of the Fund.

                                 CODES OF ETHICS

     The Fund, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees of the Fund has delegated to the Fund's investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     In accordance with regulations of the Securities and Exchange Commission, the Fund's proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between the Trust on behalf of the Fund and JPMIM, JPMIM serves as investment adviser, as discussed in the `'General" section.

     Subject to the supervision of the Fund's Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Fund. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of J.P. Morgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, a subsidiary of J.P. Morgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Administrator and Sub-Administrator," "Shareholder Servicing Agents" and "Custodian" sections.

     J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

     The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust (on behalf of the Fund) has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to an annual rate of 0.60% of the Fund's average daily net assets.

     The table below sets forth the advisory fees paid or accrued (amounts in thousands) by the Fund's corresponding Portfolio through September 9, 2001 (the despoking of the "master-feeder" structure), and the Fund paid or accrued such fees after the date to JPMIM, and JPMorgan Chase Bank or its predecessor (the amounts voluntarily waived are in parentheses):

                              FISCAL YEAR       FISCAL PERIOD            FISCAL YEAR           FISCAL YEAR
                                 ENDED         06/1/01 THROUGH             ENDED                 ENDED
                               05/31/01           12/31/01^               12/31/02              12/31/03
                             ------------    --------------------   --------------------   --------------------
                             PAID/ACCRUED    PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED
                             ------------    ------------  ------   ------------  ------   ------------  ------
Portfolio                      $ 3,099          $  495       N/A          N/A        N/A         N/A        N/A
Fund                               N/A             380        --       $  629     $  (23)     $  133     $  (70)


^    The Fund changed its fiscal year end from 5/31 to 12/31.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or its affiliates, has approved the Investment Advisory Agreement for the Fund.

     As part of its review of the investment advisory arrangements for the Fund, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Fund, its performance against the Fund's peers and benchmarks and analyses by the Adviser of the Fund's performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Fund. The Adviser also periodically provides comparative information regarding the Fund's expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Fund.

     In approving the Investment Advisory Agreement, the Board of Trustees of the Fund considered the nature, quality and scope of the operations and services provided by the Adviser to the Fund, including its knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with the Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund and receive fees from the Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Fund. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for the Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Fund, including the commitment of the Adviser to provide high quality services to the Fund, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage the Fund.

     In reaching its decision to approve the investment advisory arrangement, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of the Fund concluded that the current Investment Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of the Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to an Administration Agreement, between the Trust, on behalf of the Fund, and JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Fund. JPMorgan Chase Bank provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of the Fund's shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

     JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

     Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) or by vote of a majority of the Fund's outstanding voting securities as defined under "Additional Information." The Administration Agreement is terminable without penalty by the Trust (on behalf of the Fund) on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that

JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to the Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, Inc. for its services as the Fund's sub-administrator.

     Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with the Trust, on behalf of the Fund and the Portfolio, a predecessor to JPMorgan Chase Bank served as the Fund's administrator. For its services under this agreement, the administrator received an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

     Prior to July 1, 2001, and pursuant to a co-administration agreement with the Trust, on behalf of the Fund and the Portfolio, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for the Fund. For its services under the co-administration agreement, the Fund and the Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund and the Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

     Prior to July 1, 2001 and pursuant to an administrative services agreement with the Trust, on behalf of the Fund and the Portfolio, a predecessor to JPMorgan Chase Bank served as the Fund's administrative services agent. For its services under this agreement, the administrative services agent received an allocable share of a complex-wide charge of 0.09% of the first $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund was determined by the proportionate share that its net assets bear to the total net assets of its Trust and certain other funds with similar arrangements.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Fund and the Portfolio (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amount in thousands):

                            FISCAL YEAR           FISCAL PERIOD            FISCAL YEAR             FISCAL YEAR
                               ENDED             6/1/01 THROUGH              ENDED                    ENDED
                              5/31/01               12/31/01*               12/31/02                12/31/03
                       --------------------   ---------------------   ---------------------   ---------------------
                       PAID/ACCRUED  WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
                       ------------  ------   ------------  -------   ------------  -------   ------------  -------
Fund                      $  128     $  --       $  115     $  (31)     $  157      $ (113)      $   33     $  (25)
Portfolio                 $  126     $  --             ^    $   --         N/A         N/A          N/A        N/A


^    Amount rounds to less than one thousand.
*    The Fund changed its fiscal year end from 5/31 to 12/31.

                                   DISTRIBUTOR

     The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund. In that capacity, the Distributor has been granted the right, as agent of the Fund, to solicit and accept orders for the purchase of shares of the Fund in accordance with the terms of the Distribution Agreement between the Trust on behalf of the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

     The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution and, following the two year period, from year to year thereafter only if it is approved at least annually
(i) by a vote of the holders of a majority of the Fund's outstanding shares, or
(ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information" in any case without payment of any penalty on 60 days written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

                                    CUSTODIAN

     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, the Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105, serves as the Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                          SHAREHOLDER SERVICING AGENTS

     The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank. Under the agreement JPMorgan Chase Bank's responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receiving and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

     Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMorgan Chase Bank for these services at an annual rate of 0.25% with respect to the Select Class (expressed as a percentage of the average daily net asset value of Fund shares). JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services. JPMorgan Bank may voluntarily agree from time to time to waive a portion of the fee payable to it under the Shareholder Servicing Agreement with respect to the Fund on a month-to-month.

     The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                           FISCAL YEAR           FISCAL PERIOD           FISCAL YEAR            FISCAL YEAR
                              ENDED              6/1/01 THROUGH             ENDED                  ENDED
                             5/31/01               12/31/01*              12/31/02               12/31/03
                       -------------------   --------------------   --------------------   --------------------
                       PAID/ACCRUED WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED
                       ------------ ------   ------------  ------   ------------  ------   ------------  ------
Fund                     $ 1,290    $   --      $  365     $ (43)      $  262     $ (14)      $   55    $  (41)


*    The Fund changed its fiscal year end from 5/31 to 12/31.

     Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Fund's Distribution Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may from time to time, at their own expense out of compensation retained by them from the Fund or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Fund or its shareholders because the compensation will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

                                    EXPENSES

     The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to the Fund. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Fund, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to the Fund or JPMorgan Chase Bank.

     The Fund has authorized one or more brokers to accept purchase and redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

     The independent accountant of the Trust is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buys more shares or close the account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been accepted by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the account application. The telephone exchange privilege is not available if an investor was issued certificates for shares that remain outstanding.

     An investor may buy shares in the Fund: (i) through an investment representative or a financial services firm; or (ii) through the Distributor by calling the JPMorgan Funds Service Center. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities.

     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund reserves the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

     Under the exchange privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectus.

     Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or account with his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Fund computes its net asset value once daily Monday through Friday at the time indicated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

     The net asset value of the Fund is equal to the value of such class' pro rata portion of the Fund's assets less the class' pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

     The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange "). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

     The Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

     Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Fund. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectus.

     The Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Average annual total returns are calculated based on the following formulas:

          Average annual total returns (before taxes):
               P (1 + T)(TO THE POWER OF n) = ERV

          Average annual total returns (after taxes on distributions):
               P (1 + T)(TO THE POWER OF n) = ATV SUB(D)

          Average annual total returns (after taxes on distributions and sale of Fund shares)
               P (1 + T)(TO THE POWER OF n) = ATV SUB(DR)

          Where:         P     = a hypothetical initial payment of $1,000.

                         T     = average annual total return (before taxes,
                                 after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                         n     = number of years.

                       ERV     = ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                ATV SUB(D)     = ending value of a hypothetical $1,000 payment
                                 made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

               ATV SUB(DR)     = ending value of a hypothetical $1,000 payment
                                 made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF THE FISCAL PERIOD
                                 ENDED 12/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)


                                                                                            SINCE        DATE OF FUND
                                                          1 YEAR      5 YEAR    10 YEAR   INCEPTION**     INCEPTION**
                                                          ------      ------    -------   -----------    ------------
                                                                                                           06/16/1997
Select Shares--before taxes                               28.13%      -3.89%                  0.33%
Select Shares--after taxes on distributions               28.13%      -4.32%                 -0.18%
Select Shares--after taxes on distributions
    and sale of Fund shares                               18.28%      -3.33%                  0.13%


* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
**   The Fund has less than ten years history.

     The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

     Fund performance will vary from time to time depending upon market conditions, the composition of the portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of the Fund. Returns on the Fund would have been lower if there were no such waivers. With respect to the Fund, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. The Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     For the fiscal year ended December 31, 2003, the Fund did not pay any commissions to brokers and dealers who provided research services.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund, as well as other customers including other funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

     If the Fund writes an option and effects a closing purchase transaction with respect to that option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Portfolio and the Fund paid the following approximate brokerage commissions for the indicated fiscal periods:


                                        FISCAL YEAR    FOR THE PERIOD     FOR THE PERIOD    FISCAL YEAR   FISCAL YEAR
                                           ENDED       6/1/01 THROUGH    9/10/01 THROUGH       ENDED         ENDED
                                         05/31/01         09/9/01           12/31/01^        12/31/02      12/31/03
                                        -----------    --------------    ---------------    -----------   -----------
PORTFOLIO
Total Brokerage Commissions              $ 399           $ 113               N/A               N/A           N/A
Brokerage Commissions to Affiliated
   Broker/Dealer                           N/A             N/A               N/A               N/A           N/A

                                        FISCAL YEAR    FOR THE PERIOD     FOR THE PERIOD    FISCAL YEAR   FISCAL YEAR
                                           ENDED       6/1/01 THROUGH    9/10/01 THROUGH       ENDED         ENDED
                                         05/31/01         09/9/01           12/31/01^        12/31/02      12/31/03
                                        -----------    --------------    ---------------    -----------   -----------
FUND
Total Brokerage Commissions                N/A             N/A              $ 111*            $ 531         $ 140
Brokerage Commissions to Affiliated
   Broker/Dealer                           N/A             N/A                N/A                19             1


^    The Fund changed its fiscal year end from 5/31 to 12/31.
*    Prior to September 10, 2001, the Portfolio paid all brokerage commissions.

                               MASSACHUSETTS TRUST

     The Trust is organized as a Massachusetts business trust of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasanace, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust on November 4, 1992, in which the Fund represents a separate series of shares of beneficial interest. The Trust currently consists of two series of shares of beneficial interest. See "Massachusetts Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

     The shareholders of the Trust are entitled to one vote for each dollar (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. The shares of each class participate equally in the earnings, dividends and assets of the particular class. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Fund and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges."

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     For federal income tax purposes, the U.S. Small Company Opportunities Fund had capital loss carryforwards for the periods indicated (amounts in thousands):

                                                                 CAPITAL LOSS
                                                                   CARRYOVER            EXPIRES
                                                                 ------------           --------
U.S. Small Company Opportunities                                    (10,363)            12/31/08
                                                                    (79,872)            12/31/09
                                                                    (62,976)            12/31/10
                                                                     (5,206)            12/31/11
                                                                   --------
                                                                   (158,417)
                                                                   ========


     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Each Fund invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, each Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

     As used in this SAI, the term "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

                             ADDITIONAL INFORMATION

     Telephone calls to the Fund, the JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectus concerning the contents of any contracts or other documents are not necessarily complete, and in each instance, reference is made to the copy of such contracts or other documents filed as an exhibit to the Trust's registration statement. Such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of March 31, 2004, the following persons owned of record, or to the knowledge of management, beneficially owned more than 5% or more of the outstanding shares of the Select Class of the U.S. Small Company Opportunities Fund:


          VALSSIS EMPLOYEES                                                                         15.264
          RETIREMENT SAVINGS PLAN
          PO BOX 419784
          KANSAS CITY MO 64141-6784

          JPMORGAN CHASE BANK TR                                                                    12.589
          ALL AMERUS SAVINGS AND RETIREMENT PLAN
          AMERICAN CENTURY SERVICES INC
          PO BOX 419784
          KANSAS CITY MO 64141-6784

          CHARLES SCHWAB & CO INC                                                                    6.647
          SPECIAL CUSTODY ACCOUNT FOR
          BENEFIT OF CUSTOMERS
          ATTN: MUTUAL FUNDS
          101 MONTGOMERY ST
          SAN FRANCISCO CA 94104-4122

          INVESTORS TRUST COMPANY CUST                                                               5.174
          CUST FOR THOMAS R LAMIA IRA
          10 E KIRKE ST
          CHEVY CHASE MD 20815-4217


     Any persons who may own 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons would have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                              FINANCIAL STATEMENTS

     The financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's December 31, 2003 annual report filing made with the SEC on March 8, 2004 (Accession No. 0001047469-04-006976) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                 STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

     AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB--Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC--An obligation rated CC is highly vulnerable to nonpayment.

     C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
     - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2--Satisfactory capacity to pay principal and interest.

     SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

      DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

     A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                      MOODY'S CORPORATE AND MUNICIPAL BONDS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Commercial Paper, including Tax Exempt

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2, Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

     PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries. High rates of return on funds employed.
     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                           SHORT-TERM TAX EXEMPT NOTES

     MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

     MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

     ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

     ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                       FITCH CORPORATE AND MUNICIPAL BONDS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

     AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

     A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

     F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

     F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

     LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.